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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 30, 2000



                          IMTEK OFFICE SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    33-24464-NY              11-2958856
           --------                    -----------              ----------
 (State or other jurisdiction       (Commission File)      (IRS Employer ID No.)
of incorporation or organization)

           8003 CORPORATE DRIVE, SUITE C
           BALTIMORE, MARYLAND                                    21236
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (410) 931-2054


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ITEM 5.  OTHER EVENTS.

                  A copy of the Registrant's letter to stockholders dated May 30, 2000 is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99     Letter to Stockholders dated May 30, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on May 31, 2000.


                                              Imtek Office Solutions, Inc.


                                              By:  /s/ Brad C. Thompson
                                                 -------------------------------
                                                   Brad C. Thompson
                                                   Chief Financial Officer





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